U.S. Securities and Exchange Commission
                          Washington, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2002


                               RENTECH, INC.
          (Exact name of registrant as specified in its charter)

Colorado                      0-19260                       84-0957421
(State of incorporation)      (Commission File Number)   (IRS Employer
                                                    Identification No.)

1331 17th Street, Suite 720, Denver, Colorado 80202              80202
(Address of principal executive offices)                     (Zip Code)

                              (303) 298-8008
          (Registrant's telephone number, including area code)

                                   N/A
     (Former name or former address, if changed since last report)


Item 5.  Other Materially Important Events.

    Petrie Parkman & Co. is continuing its efforts to help us accelerate the commercialization of our gas-to-liquids technology. Petrie Parkman, as our financial advisor, has introduced our technology to several interested companies. Our talks with these companies are focused on developing an energy project that would use either natural gas or industrial off-gas as feedstock for a plant that would use the Rentech GTL Technology. These discussions are progressing although it is too early to know how they will develop.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RENTECH, INC.



                                 By:  (signature)
                                      --------------------------------
                                      Dennis L. Yakobson, President
Date:  April 4, 2002